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                                                                   EXHIBIT 10.29

                   1997 SECOND AMENDMENT TO 1994 ADDENDUM TO
                          JOINT VENTURE RELATIONSHIP
                                    BETWEEN
                    CALCOMP INC., NIPPON STEEL CORPORATION,
                   SUMITOMO CORPORATION AND NS CALCOMP CORP.

     This 1997 Amendment to 1994 Addendum to the Joint Venture Relationship (hereinafter "Addendum") is entered into and is effective as of September 10, 1997 by and between CalComp Inc., a California corporation (hereinafter "CalComp"); CalComp Pacific, Inc., a Nevada corporation (hereinafter "CPI"); Nippon Steel Corporation, a Japanese corporation (hereinafter "NSC"); Sumitomo Corporation, a Japanese corporation (hereinafter "SC") and NS CalComp Corporation, a Japanese corporation (hereinafter "NSCC" or "JV"). All of the above may be referred collectively as the "Parties", and NSC and SC may be referred to collectively as the "Japanese Parties".

                         THE PARTIES AGREE AS FOLLOWS

     1. In Section 11 (Renewal and Termination) of the 1994 Addendum, the first sentence is revised as follows:

     "In consideration for the changes, modifications, amendments and updates to the Joint Venture relationship set forth in this Addendum, all Parties agree to renew the terms of the Agreement until January 10, 1999, and thereafter the Agreements will be renewable for one or more two (2) year periods (each period together with the renewal term ending on January 10, 1999 shall be hereinafter referred to as "Renewal Term"), subject to irrevocable written notice of non-renewal being given by any party no less than one hundred twenty (120) days and no more than one hundred eighty (180) days prior to the end of this or any other Renewal Term."

     2. A counterpart or counterparts of this signed Amendment with the original signature(s) and/or facsimile specimens of the original signature(s) of each of the parties shall be valid and binding.

IN WITNESS WHEREOF, this Addendum has been duly executed by the Parties as of the date and year first above written.

     CALCOMP INC.                               CALCOMP PACIFIC, INC.

by:  /s/ JOHN C. BATTERTON                 by:  /s/ JOHN J. MILLERICK
     ----------------------------               --------------------------------
     John C. Batterton                          John J. Millerick
     President and CEO                          President and CEO

     NIPPON STEEL CORPORATION                   SUMITOMO CORPORATION

by:  /s/ SHIGERU SUZUKI                    by:  /s/ KYOJI INOMATA
     ----------------------------               --------------------------------
     Shigeru Suzuki                             Kyoji Inomata
     Director, Electronics &                    General Manager
     Information Systems Division               Electric Equipment and Systems
                                                Dept.
     NS CALCOMP CORP.

by:  /s/ KATSUYUKI MUKOZAKA
     ----------------------------
     Katsuyuki Mukozaka, President